UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2010

LA CORTEZ ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-138465	20-5157768
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

Calle 67 #7-35 Oficina 409
Bogota, Colombia
(Address of principal executive offices, including zip code)

(941)-870-5433
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by La Cortez Energy, Inc. (“La Cortez” or the “Company”) on March 8, 2010, to include the historical financial statements of Avante Colombia S.à r.l. (“Avante Colombia”), 100% of the capital stock of which was acquired by the Company on March 2, 2010, and the unaudited pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, and to include exhibits related thereto under Item 9.01(d) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Avante Colombia S.à.r.l. as of December 31, 2009 and 2008, and for the years then ended, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated in their entirety herein by reference.

(b)     Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information as of December 31, 2009, and for the year then ended, including the notes thereto, is furnished as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated in its entirety herein by reference.

(c)      Exhibits.

Exhibit No.	Description

99.1	Audited consolidated financial statements of Avante Colombia S.à.r.l. as of December 31, 2009 and 2008, and for the years then ended

99.2	Unaudited pro forma combined financial information as of December 31, 2009, and for the year then ended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Cortez Energy, Inc.

Date: December 14, 2010	By:	/s/ Andres Gutierrez Rivera
		Name:	Andres Gutierrez Rivera
		Title:	Chief Executive Officer